Exhibit 10.49

Insertion Order Amendment No. 1

Advertiser/Agency Information

Advertiser/Agency Name:	Resolution Media

Address:	225 N Michigan Ave, Suite 820, Chicago, IL 60601

Contact Name/Phone Number:	***

Email:	***

Campaign Name:	State Farm – Life

Campaign Summary

Insertion Order subject to this Amendment:	Insertion Order dated December 24, 2015 entered into by and between Marchex Sales, LLC. (f/k/a Marchex Sales, Inc.) (“Company”) and the Advertiser or Agency set forth above.
Amended Terms:	The Volume field on the Insertion Order is hereby deleted and replaced with the following:

	Estimated Call Volume	Total Budget
	***	***

Amendment

Advertiser agrees to pay Company for all calls delivered based on the amended terms of the Campaign Summary set forth herein (“Amendment”). This Amendment incorporates the terms of the Insertion Order referred to herein, except to the limited extent that such terms were expressly modified by the change in Campaign Summary. Other than the specific terms and conditions expressly referenced above, this Amendment shall not be construed to modify any term or condition of the Insertion Order, which will otherwise remain unchanged and in full force and effect.

Authorization

By delivering this Amendment, Advertiser or Agency hereby acknowledges and agrees to abide by the terms of the current Insertion Order except as expressly amended hereby, with the full understanding and acceptance of all terms, policies and conditions referenced thereon.

Agreed and accepted this 20th day of January, 2016:

Authorized Representative for Marchex Sales, LLC:		Authorized Representative for Advertiser/Agency:

By (Signature):	/s/ Brendhan Hight	By: (Signature):	/s/ Kate Edelson

Name:	Brendhan Hight	Name:	Kate Edelson

Title:	Director	Title:	ABPM

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.